UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 17, 2004

                               PANAMED CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                    0-017268                xxxxxxxxxx
----------------------------        -----------         -------------------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

                     32647 42nd Place, Cave Creek, AZ 85331
             ------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Section 8 - Other Events

Item 8.01 - Other Events

         On December 17, 2004, the Clerk of the U.S. District Court of the Central District of California entered the Order Granting Summary Judgment and Final Judgment Imposing Civil Penalty rendered by U.S. District Court Judge Robert J. Kelleher in the matter of Case No. 03-5513 entitled Securities and
Exchange Commission v. Quintek Technologies, Inc., Panamed Corporation and Thomas W. Sims, individually.

         Text of Litigation Release No. 19003 / December 17, 2004, issued by the Securities and Exchange Commission, summarizing the Court's decision in the aforementioned matter may be found at the following link:

http://www.sec.gov/litigation/litreleases/lr19003.htm

Text is also attached hereto as Exhibit 99.1.



Item 9.01 - Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Text of  Litigation  Release No.  19003 / December
                              17, 2004,  issued by the  Securities  and Exchange
                              Commission,  summarizing  the Court's  decision in
                              the aforementioned matter.
----------------------------- --------------------------------------------------



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PANAMED CORPORATION



Date:  December 30, 2004           By         /S/ PANAMED CORPORATION
                                         ---------------------------------------
                                          Acting Chief Executive Officer


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


                                  EXHIBIT INDEX

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Text of  Litigation  Release No.  19003 / December
                              17, 2004,  issued by the  Securities  and Exchange
                              Commission,  summarizing  the Court's  decision in
                              the matter of Securities  and Exchange  Commission
                              v. Quintek Technologies, Inc., Panamed Corporation
                              and Thomas W. Sims,  individually  (U.S.  District
                              Court - Central California Case No. 03-5513.
----------------------------- --------------------------------------------------



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